EX-99.1

                 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                    PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of GSociety, Inc. for the quarter ended September 30, 2002, I, Paul Yates, President, Chief Executive Officer GSociety, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) 	such Quarterly Report on Form 10-Q for the quarter ended
        September 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) 	the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of GSociety, Inc. Inc.


            /s/ Paul Yates
            ----------------------------------
            President, Chief Executive Officer
            and Chief Financial Officer